Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Focus Universal Inc. (the “Company”) on Form 10-Q for the period ended herein as filed with the Securities and Exchange Commission (the “Report”), I, Irving H. Kau, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fully presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 17, 2023

	By:	/s/ Irving H. Kau Irving H. Kau Chief Financial Officer